UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  September 1, 2005


                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           005-79752                                        84-1557072
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     (Commission File Number)                  (IRS Employer Identification No.)

  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida            33311
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01         Entry into a Material Definitive Agreement.

Tarragon Agreement

      On September 1, 2005, AGU Entertainment Corp. (the "Company") entered into an agreement for purchase and sale, dated as of August 29, 2005 (the "Agreement for Purchase and Sale"), with Tarragon South Development Corp. ("Tarragon") pursuant to which the Company agreed to sell and Tarragon agreed to buy the property located at 3200 West Oakland Park Boulevard in Lauderdale Lakes, Florida (the "Lauderdale Property").Prior to this transaction, there were not relationships between the Company and Tarragon.

      Pursuant to the terms of the Agreement for Purchase and Sale, the purchase price to be paid by Tarragon for the Lauderdale Property is $15 million with a deposit of $1.5 million (the "Deposit") due to the escrow agent by September 7, 2005. In addition, Tarragon will have until November 1, 2005 to examine the Lauderdale Property, and if for any reason Tarragon determines prior to that date that it is not satisfied with its investigation, then prior to November 1, 2005, Tarragon must notify the Company and the escrow agent in writing. Upon such notice from Tarragon, the Agreement for Purchase and Sale will automatically terminate and the Deposit will be returned to Tarragon. After November 1, 2005, the Deposit in non-refundable.

      Pursuant to the terms of the Agreement for Purchase and Sale, the closing date is scheduled to be December 31, 2005. If the transaction fails to close to due to a default on the part of Tarragon, the Deposit will be delivered by the escrow agent to the Company as liquidated damages, and if the transaction fails to close due to a default on the part of the Company, at the option of Tarragon, the Deposit will be returned to Tarragon. Any such return will not limit Tarragon's right to maintain an action for specific performance by the Company.

      In connection with the Agreement for Purchase and Sale, on September 1, 2005 the Company also entered into a side letter, dated August 29, 2005 (the "Side Letter") with Tarragon pursuant to which Tarragon agreed to loan $2.5 million (the "Loan") to the Company to be advanced as follows: (i) one tranche in the aggregate amount of $750,000 to be released from escrow upon satisfaction of the conditions described below; (ii) a second tranche in the aggregate amount of no more than $750,000 to be advanced, subject to the terms of the documents evidencing the Loan, no later than October 1, 2005; and (iii) a third tranche in the aggregate amount of no more than $1.0 million to be advanced, subject to the terms of the documents evidencing the Loan, no later than November 1, 2005. The conditions to advancing the Loan amounts are as follows: (i) payment by the Company of all costs associated the Loan; (ii) absence of defaults under the Loan; (iii) Tarragon's receipt of the title insurance insuring the lien of Tarragon's mortgage on the Lauderdale Property; (iv) receipt of an ALTA survey of the Lauderdale Property certified to Tarragon; (v) receipt of insurance for the Lauderdale Property, naming Tarragon as an additional insured, in amounts and from companies as are reasonably acceptable to Tarragon; (vi) receipt of documentation evidencing the authority of the Company to execute the documents evidencing the Loan, including an opinion of counsel as to the enforceability of the documents evidencing the Loan; and (vii) any other conditions as may be reasonable and customary, including approval from the first and second mortgagees. The Company may also be required to obtain shareholder approval for the sale of the Lauderdale Property.

      Pursuant to the terms of the Side Letter, the Loan will accrue interest at a rate per annum of 6.5% with interest due and payable monthly; provided however, in the event that no event of default exists, the interest will be deferred and paid upon the maturity of the Loan. The Loan will mature no later than a date that is earlier to occur of (i) the date of closing of the purchase and sale and (ii) December 23, 2005. In addition, the Loan will be secured by a third mortgage on the Lauderdale Property.

Consulting Agreement

      On September 1, 2005, the Company entered into a consulting agreement, dated as of August 31, 2005 (the "Consulting Agreement"), with DKK-RK Enterprises, Inc. ("DKK") pursuant to which the Company retained DKK as a non-exclusive business consultant to provide financial advisory services. Pursuant to the terms of the Consulting Agreement, the Company will pay DKK approximately $97,000 on December 15, 2005 and grant DKK warrants to purchase up to 550,000 shares of the Company's common stock upon the following terms: (i) warrants to purchase 100,000 shares of common stock at an exercise price of $2.00 per share for one year; (ii) warrants to purchase 200,000 shares of common stock at an exercise price of $3.00 per share for one year; (iii) warrants to purchase 100,000 shares of common stock at an exercise price of $4.00 per share for two years; and (iv) warrants to purchase 150,000 shares of common stock at an exercise price of $5.00 per share for two years. The term of the Consulting Agreement expires on September 1, 2006 and either party has the right to terminate the Consulting Agreement prior to such expiration date by furnishing the other party with a 30-day written notice of termination. DKK-RK Enterprises, Inc., is a company owned by Robert Kast, who is a shareholder and creditor of the Company. The consulting agreement requires that the warrants be issued to DKK but the warrants are issued to David Kast. The agreement should be amended or there should be an acknowledgement by Kast that the warrants issued to him are in satisfaction of this requirement. Please advise how this discrepancy will be handled.

Robert Kast Letter Agreement

         On September 2, 2005, the Company entered into a letter agreement (the "Letter Agreement") with Robert Kast relating to a $150,000 promissory note previously issued to Robert Kast with an initial maturity date of May 31, 2005. Pursuant to the terms of the Letter Agreement, Robert Kast agreed to extend the maturity of the note to December 15, 2005 from May 31, 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Robert Kast Note

      On September 1, 2005, the Company issued a promissory note in the aggregate principal amount of $500,000, dated August 31, 2005 (the "Robert Kast Note"), to Robert Kast, a creditor and a shareholder of the Company. The Robert Kast Note accrues interest at a fixed annual rate of 6.0% and matures on December 15, 2005. Pursuant to the terms of the Robert Kast Note, the Company must make the following payments of principal: (i) $200,000 on September 10, 2005; (ii) 200,000 on October 10, 2005; and (iii) $100,000 on November 10, 2005.
The interest on the outstanding principal balance of the Robert Kast Note accrues interest monthly beginning on August 31, 2005 through December 15, 2005. Pursuant to the terms of the Robert Kast Note, if any required payment, including the final payment due on December 15, 2005, is not paid within 15 days from its due date, all past due amounts will be subject to a late penalty of $.05 on every dollar outstanding. In addition, if the Company fails to pay principal and/or interest on the date on which it is due, Robert Kast may, at his option, declare immediately due and payable the entire unpaid balance of principal with interest from the date of default at the rate of 12% per year.

Daniel and Lenore Kast Note

      On September 1, 2005, the Company issued a promissory note in the aggregate principal amount of $200,000, dated August 31, 2005 (the "Kast Note") to Daniel and Lenore Kast. Daniel and Lenore Kast are the parents of Robert Kast who is a shareholder and creditor of the Company. The Kast Note accrues interest at a fixed annual rate of 6.0% and matures on September 15, 2005. The interest on the outstanding principal balance of the Robert Kast Note accrues interest monthly beginning on August 31, 2005 through September 15, 2005. Pursuant to the terms of the Kast Note, if any required payment, including the final payment due on September 15, 2005, is not paid within 15 days from its due date, all past due amounts will be subject to a late penalty of $.05 on every dollar outstanding. In addition, if the Company fails to pay principal and/or interest on the date on which it is due, Daniel and Lenore Kast may, at their option, declare immediately due and payable the entire unpaid balance of principal with interest from the date of default at the rate of 12% per year.

      In connection with the issuance of the Kast Note, the Company also issued warrants to purchase 200,000 restricted shares of the Company's common stock at an exercise price of $2.00 per share (the "Kast Warrant") to Daniel and Lenore Kast. The Kast Warrant is exercisable until August 31, 2007.

Use of Proceeds

      The Company used a portion of the proceeds from the Robert Kast Note and the Kast Note to make a payment of $564,000 on a $3.0 million note issued to Mitchell Entertainment Company (the "Mitchell Note") in connection with the Company's purchase of the Lauderdale Property. The Mitchell Note is secured by a second mortgage on the Lauderdale Property and substantially all of the Company's other assets. On August 11, 2005, the Company entered into two letter agreements with the holder of the Mitchell Note pursuant to which the holder agreed that the amount due on August 1, 2005 under the Mitchell Note would be deferred until September 1, 2005. See the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2005 filed with the Securities and Exchange Commission on August 19, 2005 for additional information regarding the Mitchell Note.

      The terms of the Robert Kast Note and Kast Note require principal payments on September 10th and September 15th, 2005 of $200,000 and $200,000, respectively. There can be assurances that the Company will have the funds ability to make these payments.

Side Letter

      See the disclosure above in Item 1.01 under the heading "Tarragon Agreement" regarding the Side Letter.

Item 2.05         Costs Associated with Exit or Disposal Activities.

      See the disclosure above in Item 1.01 under the heading "Tarragon Agreement" regarding the sale of the Lauderdale Property.

      The Board of Directors and management determined that it was in the best interest of the shareholders to abandon the AGU Studios concept and use the proceeds from the sale of the property to alleviate the Company's liquidity crisis, retire currently maturing debt, and provide additional funds for working capital. The Board of Directors and management believe that selling the property and focusing on the core businesses, the Tube Music Network Inc., and AGU Music, Inc., will attract additional investors to the Company.

      The Company is currently unable to accurately predict the costs necessary to satisfy the conditions for obtaining the financing in connection with the Side Letter, or the costs of relocating its continuing operations from the Lauderdale Property into a replacement facility. However, the Company believes that adequate proceeds will be available from the sale of the property to satisfy all of the mortgage liens, provide for any taxes on the sale, and provide working capital to continue the Company's strategic business plan.

      The Company will amend its Current Report on Form 8-K promptly when it has determined the reasonable cost estimates associated with the sale of the Lauderdale Property.

Item 3.02         Unregistered Sales of Equity Securities.

      The Company issued warrants to purchase 750,000 shares of restricted common stock in connection with the matters described above. See the disclosure in Items 1.01 and 2.03 above. The Company maintains that the issuance of the securities is exempt under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

      No underwriters were employed in the transactions. The securities will be deemed restricted securities for purposes of the Securities Act.

Item 9.01         Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment Corp. and Tarragon South Development Corp. (includes the Side Letter)

            10.2 Consulting Agreement, dated as of August 31, 2005, by and between AGU Entertainment Corp. and DKK-RK Enterprises, Inc.

            10.3 Letter Agreement, dated September 2, 2005, by and between AGU Entertainment Corp., The Tube Music Network, Inc. and AGU Music Inc. and Robert Alan Kast.

            10.4 $500,000 Promissory Note, dated August 31, 2005, issued to Robert Alan Kast by AGU Entertainment Corp.

            10.5 $200,000 Promissory Note, dated August 31, 2005, issued to Daniel K. Kast and Lenore S. Kast by AGU Entertainment Corp.

            10.6 Warrant to subscribe for 100,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.7 Warrant to subscribe for 200,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.8 Warrant to subscribe for 100,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.9 Warrant to subscribe for 150,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.10 Warrant to subscribe for 200,000 shares of common stock of AGU
                  Entertainment Corp. issued to Daniel K. Kast and Lenore S.
                  Kast.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 8, 2005                  AGU ENTERTAINMENT CORP.

                                         By: /s/ John W. Poling
                                         ---------------------------------------
                                         Name: John W. Poling
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

            10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment Corp. and Tarragon South Development Corp. (includes the Side Letter)

            10.2 Consulting Agreement, dated as of August 31, 2005, by and between AGU Entertainment Corp. and DKK-RK Enterprises, Inc.

            10.3 Letter Agreement, dated September 2, 2005, by and between AGU Entertainment Corp., The Tube Music Network, Inc. and AGU Music Inc. and Robert Alan Kast.

            10.4 $500,000 Promissory Note, dated August 31, 2005, issued to Robert Alan Kast by AGU Entertainment Corp.

            10.5 $200,000 Promissory Note, dated August 31, 2005, issued to Daniel K. Kast and Lenore S. Kast by AGU Entertainment Corp.

            10.6 Warrant to subscribe for 100,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.7 Warrant to subscribe for 200,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.8 Warrant to subscribe for 100,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.9 Warrant to subscribe for 150,000 shares of common stock of AGU Entertainment Corp. issued to Robert Alan Kast.

            10.10 Warrant to subscribe for 200,000 shares of common stock of AGU
                  Entertainment Corp. issued to Daniel K. Kast and Lenore S.
                  Kast.